SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[X]      Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]      Definitive Proxy Statement

[ ]      Definitive Additional Materials

[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or Section
         240.14a-12

                    ASSOCIATED AUTOMOTIVE GROUP INCORPORATED
                    ----------------------------------------
                (Name of Registrant as Specified In Its Charter)

                                 not applicable
                                 --------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[x]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)      Amount previously paid:

(2)      Form, Schedule or Registration Statement No.:

(3)      Filing Party:

(4)      Date Filed:

                    ASSOCIATED AUTOMOTIVE GROUP INCORPORATED



                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 30, 2002

To the Stockholders of Associated Automotive Group Incorporated:

         NOTICE IS HEREBY GIVEN that an Annual Meeting of Stockholders (the "Annual Meeting") of Associated Automotive Group Incorporated, a Florida corporation (the "Company"), will be held at 2:30 p.m., EST., on December 30, 2002 at 350 East Las Olas Blvd., Suite 1700, Fort Lauderdale, Florida 33301, for the following purposes:

        1. To elect members to the Company's Board of Directors to hold office until the Company's annual meeting of stockholders to be held in 2003 and until their successors are duly elected and qualified;

        2. To amend the Company's articles of incorporation to change its name to Motor Cars Auto Group Incorporated;

        3. To ratify the appointment of Spear Safer Harmon & Co. as independent auditors of the Company for the fiscal year ending December 31, 2002; and

        4. To transact such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

         All stockholders are cordially invited to attend; however, only stockholders of record at the close of business on November 11, 2002 are entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

         The Board of Directors recommends that you vote FOR the Board's nominees to serve as directors, FOR Proposal Two and FOR the ratification of the appointment of Spear Safer Harmon & Co.

                                             By Order of the Board of Directors


                                             /s/ Barry Tenzer
                                             ----------------
                                             Chief Executive Officer

Delray Beach, Florida
December 3, 2002

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. STOCKHOLDERS WHO EXECUTE A PROXY CARD MAY NEVERTHELESS ATTEND THE MEETING, REVOKE THEIR PROXY AND VOTE THEIR SHARES IN PERSON.

                    ASSOCIATED AUTOMOTIVE GROUP INCORPORATED
                           2600 South Federal Highway
                           Delray Beach, Florida 33483

                      ____________________________________

                                 PROXY STATEMENT

                                       FOR

                         ANNUAL MEETING OF STOCKHOLDERS

                                  TO BE HELD ON
                                DECEMBER 30, 2002
                      ____________________________________



                                  INTRODUCTION


         The accompanying proxy is solicited by the Board of Directors (the "Board") of Associated Automotive Group Incorporated (the "Company," "we", "us" and similar terms) to be voted at the Annual Meeting of Stockholders to be held on Monday, December 30, 2002 (the "Annual Meeting"), and any adjournments thereof. When such proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specifications are indicated, the shares will be voted in accordance with the recommendation of the Board with respect to each matter submitted to the Company's stockholders for approval. Abstentions and broker non-votes will not be voted, but will be counted for determining the presence of a quorum.

         The cost of preparing and mailing the enclosed proxy materials, which is estimated to be approximately $25,000, will be borne by the Company. The Company may use the services of its officers and employees (who will receive no additional compensation) to solicit proxies. In addition to the use of the mails, proxies may be solicited by telephone, Mailgram, facsimile, telegraph, cable and personal interview. The Company intends to request banks and brokers holding shares of the Company's Common Stock to forward copies of the proxy materials to those persons for whom they hold shares and to request authority for the execution of proxies. The Company will reimburse banks and brokers for their out-of-pocket expenses. The Company may also retain the services of a solicitation firm to aid in the solicitation of proxies. If it does so, the Company will pay the fees and expenses of such firm.

         A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the offices of the Company for a period of at least ten days preceding the Annual Meeting.

                          VOTING AT THE ANNUAL MEETING

         The shares entitled to vote at the Annual Meeting consist of shares of the Company's Common Stock, with each share entitling the holder to one vote. At the close of business on November 11, 2002, the record date for the Annual

Meeting, there were issued and outstanding 12,722,822 shares of the Company's Common Stock. This Proxy Statement and the accompanying form of proxy are first being sent to stockholders on or about December 3, 2002.

         Each proxy that is properly signed and received prior to the Annual Meeting will, unless revoked, be voted in accordance with the instructions on such proxy. If no instruction is indicated, the shares will be voted FOR the election of the nominees for director listed in this proxy statement; FOR the amendment to the Company's articles of incorporation; FOR ratification of the appointment of Spear Safer Harmon & Co.; and FOR the approval of such other business that may properly come before the Annual Meeting or any postponement or adjournment thereof. A stockholder who has given a proxy may revoke such proxy at any time before it is voted at the Annual Meeting by delivering a written notice of revocation or duly executed proxy bearing a later date to the Secretary of the Company or by attending the meeting and voting in person.

         A quorum of stockholders is necessary to take action at the Annual Meeting. A majority of the outstanding shares of the Company's Common Stock represented in person or by proxy, will constitute a quorum. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspector of election appointed for the Annual Meeting. The inspector of election will determine whether or not a quorum is present at the Annual Meeting. The inspector of election will treat abstentions as shares of Common Stock that are present and entitled to vote for purposes of determining the presence of a quorum.

                                   CONVENTIONS

         References to "Company" and "Registrant" are to Associated Automotive Group Incorporated, and include, unless the context requires otherwise, the operations of its subsidiaries. References to "AAGI" are to Associated Automotive Group Incorporated. References to "AAG" are to Associated Automotive Group, Inc., a wholly owned subsidiary of the Company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information known to the Company regarding the beneficial ownership of shares of Common Stock and as of the record date by (i) each person known by the Company to be the owner of more than 5% of the outstanding shares of Common Stock, (ii) each of the Company's directors, (iii) each of the Company's executive officers, and (iv) all executive officers and directors as a group. Unless otherwise indicated, each person has sole investment and voting power with respect to all shares shown as beneficially owned.

         Unless otherwise indicated, the address of each beneficial owner in the table set forth below is care of Associated Automotive Group Incorporated, 2600 South Federal Highway, Delray Beach, Florida 33483.

 Name and Address                              Amount                         Percentage
of Beneficial Owner                       of Shares Owned                    of Ownership
-------------------                       ---------------                    ------------
The Vantage Group Ltd.(1)                      4,057,701(2)                         31.9%

Barry Tenzer                                   1,300,000(2)                         10.2%

Doron Sauer                                      750,000                             5.9%

David Jacoby                                     300,000                             2.4%

Stephenson Noel                                      -0-                               -

Michelle Mathis                                      -0-                               -

Officers and Directors
as a Group (5 persons)                         2,300,000                            18.1%

______________________
(1) The principal of The Vantage Group is Lyle Hauser. Address is 67 Wall Street, Suite 2211, New York, New York 10005.
(2) On July 22, 2002 a Schedule 13D was filed by Del Rey Beach Properties, LLC ("DRBP") relating to the beneficial ownership of certain shares of our common stock held by Barry Tenzer, our chief executive officer. DRBP has filed the Schedule 13D pursuant to a claim that it has exercised an option to purchase certain shares of common stock held by Mr. Tenzer. Mr. Tenzer has challenged the validity of the claim. Mr. Tenzer subsequently sold a portion of these shares to The Vantage Group.

                                   Proposal 1

                              ELECTION OF DIRECTORS
General

         The Company's by-laws provide that the number of directors constituting the Company's Board of Directors shall not be less than one nor more than fifteen, as determined in the manner provided by the Company's Bylaws. The Company's Bylaws provide that the number of directors shall be fixed from time to time by resolution of the Board of Directors. The Board of Directors has fixed at four the number of directors that will constitute the Board for the ensuing year. Each director elected at the Annual Meeting will serve for a term expiring at the Company's 2003 Annual Meeting of Shareholders or when his successor has been duly elected and qualified.

         The Company has nominated each of Barry Tenzer, David Jacoby, Stephenson D. Noel and Michelle Mathis to be elected as a director at the Annual Meeting. The Board of Directors has no reason to believe that any nominee will refuse or be unable to accept election; however, in the event that one or more nominees are unable to accept election or if any other unforeseen contingencies should arise, each proxy that does not direct otherwise will be voted for the remaining nominees, if any, and for such other persons as may be designated by the Board of Directors.

         All nominees have consented to being named herein and have indicated their intention to serve as directors of the Company, if elected. Unless authority to do so is withheld, the persons named as proxies will vote the shares represented by such proxies for the election of the named nominees. In case any of the nominees become unavailable for election to the Board of Directors, which is not anticipated, the persons named as proxies shall have full discretion and authority to vote or refrain from voting for any other nominees in accordance with their judgment. Vacancies on the Board may be filled by the remaining director or directors, even though less than a quorum, for the unexpired term of such vacant position.

Nominees and Directors

         The Company's current board of directors currently consists of five directors. The following four persons have been nominated for election to the Board of Directors:

Name                                 Age              Position
----                                 ---              --------
Barry Tenzer                          69             Chief Executive Officer, President and Chairman
                                                     of the Board of Directors

David Jacoby                          35             Chief Financial Officer, Vice President and Director

Stephenson D. Noel                    52             Director

Michelle Mathis                       44             Director

Business Experience.
-------------------

Barry Tenzer, chief executive officer, president and chairman of the board of directors - has served as an officer and director of our company since January 9, 2002. Mr. Tenzer graduated from Cornell University with a bachelors of arts degree in 1953 and from New York University with an LLB, in 1956. Mr. Tenzer was admitted to the New York Bar Association in 1957 and practiced law in private practice until 1961. Since 1961, Mr. Tenzer has been involved in several public and private corporations, serving in varying capacities, from founder to general partner and from treasurer to chairman and chief executive officer. Mr. Tenzer founded Motorcars of South Florida, in 1994 and has been actively involved in its day to day operations since 1994.

David Jacoby, vice president, chief financial officer and director - has served as an officer and director of our company since January 9, 2002. Mr. Jacoby graduated from Fairleigh Dickinson University in 1988 with a bachelors degree in business administration. Mr. Jacoby, who has specialized in the exotic and highline automotive market for ten years, joined Motorcars of South Florida at its inception in 1994.

Stephenson D. Noel - has served as a director since August 2002. For the past fifteen years Mr. Noel has been employed as a private investment consultant to high net worth individuals. Prior to his current employment Mr. Noel was comptroller to The HIC Corporation, Coyaba Beach Resort and an assistant accountant with the law firm of Tenzer, Greenbalt, Fallon & Kaplan. Mr. Noel is a graduate of Presentation Brothers College of Granada (a four year university)with a degree in accounting.

Michelle Mathis - has served as a director since August 2002. Ms. Mathis is president of New Renaissance Group, Inc., a strategic business consulting firm. Additionally Ms. Mathis serves as advisor to Miracom Partners International, Inc. in a corporate liaison relationship between the Russian Ministry of Health, the Russian Pediatric Counsel and the U.S. Federal Government. She has served as in-house counsel and as a member of the board of directors for Avid Sportswear & Golf, Inc., a public company without current operations. Ms. Mathis has a bachelor of arts degree and law degree from Southern Methodist University.

Information Concerning the Board of Directors.
---------------------------------------------

         During the year ended December 31, 2001 the Company's Board of Directors held approximately five meetings. Each member of the Board participated in each action of the Board.

Committees of the Board of Directors.
------------------------------------

         The Audit Committee, which currently consists of Stephenson Noel and Michelle Mathis, reviews the professional services provided by our independent auditors, the independence of our auditors from our management, our annual financial statements and our system of internal accounting controls. The Audit Committee also reviews other matters with respect to our accounting, auditing and financial reporting practices and procedures as it may find appropriate or may be brought to its attention.

         The Company's compensation and stock option committee consists of Stephenson Noel and Michelle Mathis. The committee periodically meets to discuss and deliberate on issues surrounding the terms and conditions of executive officer compensation, including base salaries, bonuses, awards of stock options and reimbursement of certain business related costs and expenses.

         The Company does not have a formal nominating committee. The Board of Directors, acting as a nominating committee, recommends candidates who will be nominated as management's slate of directors at each annual meeting of stockholders. The Board of Directors will also consider candidates for directors nominated by stockholders. A stockholder who wishes to submit a candidate for consideration at the annual meeting of stockholders to be held in 2003, must notify the Secretary of the Company, in writing, no later than July 1, 2003. The written notice must include information about each proposed nominee, including name, age, business address, principal occupation, shares beneficially owned and other information required to be included in proxy solicitations. The nomination notice must also include the nominating stockholder's name and address, the number of shares beneficially owned and a statement that such stockholder intends to nominate his candidate. A statement from the candidate must also be furnished, indicating the candidate's desire and ability to serve as a director. Adherence to these procedures is a prerequisite to a stockholder's right to nominate a candidate for director at the annual meeting.

Audit Committee.
---------------

         The Audit Committee of the Board of Directors is composed of two independent directors (as defined in the National Association of Securities Dealers' listing standards) and operates under a written charter adopted by the Board of Directors. The committee members are Stephenson Noel and Michelle Mathis. During the fiscal year ended December 31, 2001, the Audit Committee met on two occasions.

         The Audit Committee reviews the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the system of internal controls.

         In this context, the committee has met and held discussions with management and the independent auditors. Management represented to the committee that the Company's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the committee has reviewed and discussed the consolidated financial statements with management and the independent auditors. The committee discussed with the independent auditors matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees) and Statement on Auditing Standards No. 90 (Audit Committee Communications).

         In addition, the committee has discussed with the independent auditors the auditor's independence from the Company and our management, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). The committee discussed with the Company's independent auditors the overall scope and plans for their respective audit. The committee meets with the independent auditors with and without management present, to discuss the results of their examinations, the evaluations of our internal controls, and the overall quality of our financial reporting.

         In reliance on the reviews and discussions referred to above, the committee recommended to the board of directors, and the Board has approved, that the audited consolidated financial statements be included in our Form 10-KSB for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

Submitted by the Audit Committee of the Board of Directors:




                     /s/Stephenson Noel and Michelle Mathis

Report of the Board of Directors on Executive Compensation.
----------------------------------------------------------

         The Company's compensation committee of Stephenson Noel and Michelle Mathis. The compensation committee, periodically meets to discuss and deliberate on issues surrounding the terms and conditions of executive officer compensation, including base salaries, bonuses, awards of stock options and reimbursement of certain business related costs and expenses.

         In determining the compensation of the Company's executive officers, the Board of Directors takes into account all factors which it considers relevant, including business conditions, in general, and in the Company's line of business during the year in light of such conditions, the market compensation for executives of similar background and experience, the performance of the Company, in general, and the performance of the specific executive officer under consideration, including the business area of the Company for which such executive officer is responsible.

Submitted by the Compensation Committee:

                                        /s/Stephenson Noel and Michelle Mathis

Executive Compensation.
----------------------

Summary Compensation Table.
--------------------------

         The following table shows, for each of the two years ended December 31, 2001, the cash and other compensation paid by the Company to its President and Chief Executive Officer and each other executive officer whose annual compensation was $100,000 or more.

                           Summary Compensation Table
                           --------------------------
                                                                                        Other Annual
Name and Principal Position           Year          Salary($)        Bonus ($)        Compensation ($)
---------------------------           ----          ---------        ---------        ----------------
Barry Tenzer, CEO                    2001           $      0               -                   (1)
and Chairman                         2000           $      0               -                   (1)

David Jacoby, CFO, Vice              2001           $132,738         $10,000                   (2)
President and Director               2000           $ 94,200         $10,000                   (2)

____________________
(1) As of September 30, 2002 advances of $486,904 are outstanding to Mr. Tenzer.
(2) As of September 30, 2002 advances of $23,003 are outstanding to Mr. Jacoby.

Employment Agreements.
---------------------

         Pursuant to our share exchange with AAG, we have assumed the following employment agreements:

David Jacoby: On September 1, 2001, David Jacoby entered into an employment agreement with AAG to serve as vice president for a five year term. In consideration for his services, Mr. Jacoby receives an annual base salary of $150,000 and a $500 per month expense account. In addition, Mr. Jacoby is provided with a company car and health care coverage for himself and his family.

Barry Tenzer: On July 26, 2001, Barry Tenzer entered into an agreement with AAG in connection with AAG's stock purchase of Motorcars of South Florida. Under this agreement Mr. Tenzer, in connection with his duties as chairman, shall receive a monthly expense account of $4,000 through July 2005. In addition, Mr. Tenzer has the exclusive use of two company vehicles through July 2006.

         In addition, the Company has assumed an employment agreement with Doron Sauer, pursuant to its acquisition of C&K Auto Imports. Mr. Sauer currently receives approximately $250,000 per year.

Stock Options.
-------------

         During fiscal year 2001, there were no option or SAR grants to any persons, including any of our executive officers or directors.

Incentive and Non-Qualified Stock Option Plan.
---------------------------------------------

         On January 5, 1998, our board of directors and a majority of our shareholders adopted our stock option plan. The purpose of our stock option plan is to increase our employees', advisors', consultants', and directors' proprietary interest in our company, to align more closely their interests with the interests of our shareholders, and to enable us to attract and retain the services of experienced and highly qualified employees and directors. We have reserved an aggregate of 200,000 shares of common stock under our stock option plan.

         Our board of directors, or a committee of our board of directors, administers and interprets our stock option plan and is authorized to grant options to all our eligible employees. Our stock option plan includes our officers and directors (whether or not employees). Our stock option plan provides for the granting of incentive stock options (as defined in Section 422 of the Internal Revenue Code), non-statutory stock options and reload options. Options may be granted under our stock option plan on terms and at prices determined by our board of directors, or a committee of our board of directors, except that in the case of an incentive stock option granted to a 10% shareholder, the per share exercise price will not be less than 110% of such fair market value. The aggregate fair market value of the shares covered by incentive stock options granted under our stock option plan that become exercisable by a grantee for the first time in any calendar year is subject to a $100,000 limit.

         The exercise price for any option under our stock option plan may be paid in cash, in shares of common stock or other consideration that is acceptable to our board of directors or a committee of our board of directors. If the exercise price is paid in whole or in part in common stock, the exercise may result in the issuance of additional options, known as reload options, for the same number of shares of common stock surrendered upon the exercise of the underlying option. The reload option would be generally subject to the same provisions and restrictions stated in our stock option plan with respect to the underlying option except as varied by our board of directors or a committee of our board of directors. A reload option enables the optionee to ultimately own the same number of shares as the optionee would have owned if the optionee had exercised all options for cash.

         Options granted under our stock option plan will be exercisable after the period or periods specified in the option agreement. Options granted under our stock option plan are not exercisable after the expiration of five years from the date of grant and are not transferable other than by will or by the laws of descent and distribution. Our stock option plan also authorizes us to make loans to optionees to enable them to exercise their options.

Option Exercises and Holdings.
-----------------------------

         To date, we have not issued any options or SARs to any persons. No options or SARs were exercised or unexercised during fiscal year 2001.

Directors' Compensation.
-----------------------

         Our non-employee directors are entitled to receive $200 plus expenses for attendance at each meeting of our board of directors, as well as reimbursement of reasonable out-of-pocket expenses incurred in connection with their attendance at the meetings. We intend to purchase directors and officers insurance as soon as practicable to the extent that it is available and cost effective to do so.

Section 16(a) Beneficial Ownership Reporting Compliance.
-------------------------------------------------------

         Based solely upon a review of Forms 3, 4, and 5, and amendments thereto, and reports, furnished to the Company for the fiscal year ended December 31, 2001, certain of the Company's directors, officers, or shareholders beneficially owning more than 10% of any class of equity securities of the Company, failed to file any forms necessary under Section 16(a) of the Securities Exchange Act of 1934 during the most recent fiscal year.

Related Transactions.
--------------------

         On January 9, 2002 we completed the acquisition of AAG. Pursuant to the terms of a share exchange agreement dated January 9, 2002, the shareholders of AAG and its affiliates exchanged their shares of AAG for an aggregate of 9,367,822 shares of our class A common stock. As represented in the share exchange agreement, all the AAG shareholders and affiliates were accredited investors. The assets of AAG principally consisted of cash, accounts receivable and inventory consisting of high line automobiles. Prior to the acquisition, Messrs. Barry Tenzer and David Jacoby (principal shareholders of AAG) were not affiliated with our company.

         Pursuant to a stock purchase agreement dated January 9, 2002, we also completed the sale of substantially all of our operating assets, specifically, 30 Kentucky Fried Chicken restaurants in the Santiago, Chile area. In accordance with the stock purchase, 825,000 of our 1,400,000 class B common shares outstanding held by Ricardo Vilensky (our former president and chairman) were canceled and retired to treasury. The balance of class B common shares (575,000) were converted into class A common stock on a one for one basis.

         The share exchange and stock purchase have been accounted for as a recapitalization of the accounting acquirer. Accordingly, our company has been accounted for as the successor to AAG.

         As of September 30, 2002 we had advances to our three officers of $1,246,379, of which $486,904 was to Barry Tenzer, $736,472 was to Doron Sauer and $23,003 was to David Jacoby. As of November 11, 2002, the aggregate amount of advances has been reduced to $973,379.

         On July 22, 2002 a Schedule 13D was filed by Del Rey Beach Properties, LLC relating to the beneficial ownership of certain shares of common stock of Associated Automotive Group Incorporated held by Barry Tenzer, our chief executive officer. Del Rey Beach Properties has filed the Schedule 13D pursuant to a claim that it has exercised an option to purchase certain shares of common stock held by Mr. Tenzer. Mr. Tenzer has challenged the validity of the claim.

         Under two separate stock purchase agreements, each dated August 22, 2002, the Vantage Group Ltd., a Delaware company, acquired an aggregate of 4,057,701 shares of our common stock from certain officers and directors of our company. Of these shares, 3,540,188 shares were acquired from Barry Tenzer, in consideration for $436,231. The remaining 517,513 shares were acquired from David Jacoby, in consideration for $63,769. The shares acquired by the Vantage Group Ltd. represent approximately 33.25% of our Company's issued and outstanding shares of common stock. The principal of the Vantage Group Ltd. is Lyle Hauser, who serves as president of the Vantage Group Ltd. The Vantage Group Ltd.'s business address is 67 Wall Street, Suite 2211, New York, New York. The Vantage Group Ltd. is primarily engaged in the business of providing consulting services to public and private entities.

Vote Required and Recommendation

         The vote required for the appointment of each director is the affirmative vote of a majority of the shares of Common Stock present in person or represented by proxy at the Annual Meeting. The Board of Directors recommends a vote "FOR" each of the nominee directors.

                                   Proposal 2

                    APPROVAL OF AMENDMENT TO THE ARTICLES OF
                   INCORPORATION TO CHANGE THE COMPANY'S NAME

General

         The Board of Directors approved a proposal to amend the Company's articles of incorporation to change the Company's name to Motor Cars Auto Group Incorporated. The board further decreed that the proposal be submitted to the stockholders with the recommendation that the amendment be approved. If Proposal 2 is approved, the Company's corporate name will be Motor Cars of America Incorporated. The text of the proposed amendment is set forth in Appendix A attached to this proxy statement.

Reasons for the Amendment

         The Board of Directors has proposed the articles of amendment to change the Company's corporate name because it believes the new name is more synonymous with its current operations in South Florida. The Company's subsidiary, Motor Cars of South Florida, has operated under the Motor Cars name since 1994.

Vote Required and Recommendation

         The amendment to the articles of incorporation must be approved by a plurality of the votes cast at the special meeting. The Board of Directors recommends a vote "For" the adoption of the amendment to the Company's articles of incorporation changing the Company's name to Motor Cars Auto Group Incorporated.

                                   Proposal 3

         PROPOSAL TO RATIFY THE APPOINTMENT OF SPEAR SAFER HARMON & CO.
                     AS INDEPENDENT AUDITORS OF THE COMPANY

General

         At the Annual Meeting, stockholders will be requested to ratify the Board of Directors' engagement of Spear Safer Harmon & Co. for the fiscal year ending December 31, 2002.

         The Board of Directors of the Company has selected Spear Safer Harmon & Co., independent certified public accountants, as independent auditors for the Company for the fiscal year ended December 31, 2002 and determined that it would be desirable to request that the Company's stockholders ratify such selection. One or more representatives of Spear Safer Harmon & Co. are expected to be present at the Annual Meeting and are expected to be available to respond to appropriate questions from stockholders.

         Although the Board of Directors of the Company is submitting the appointment of Spear Safer Harmon & Co. for shareholder ratification it reserves the right to change the selection of Spear Safer Harmon & Co. as auditors, at any time during the fiscal year, if it deems such change to be in the best interest of the Company, even after shareholder ratification. If the appointment is not ratified, our Board will consider whether it should select other independent auditors.

Fees to Auditors

         Audit Fees: The aggregate fees, including expenses, billed by Spear Safer Harmon & Co. in connection with their audit of our consolidated financial statements for the fiscal year ended December 31, 2001, and for their review of the Company's quarterly reports on Form 10-QSB during the 2001 fiscal year, were $97,000.

         Financial Information Systems Design and Implementation Fees: The aggregate fees billed by Spear Safer Harmon & Co. for the fiscal year ended December 31, 2001, for the professional services described in Paragraph
(c)(4)(ii) of Rule 2.01 of Regulation S-X were $-0-.

         All Other Fees: The aggregate fees billed by Spear Safer Harmon & Co. for professional services rendered to the Company by Spear Safer Harmon & Co. during the 2001 fiscal year, other than Audit Fees and Financial Information Systems Design and Implementation Fees, were $-0-, including audit related services of $-0- and nonaudit services of $-0-. Audit related services generally include fees for statutory audits, business combinations accounting consultations, Securities and Exchange Commission registration statements and internal audit outsourcing services. Nonaudit fees generally include tax compliance, tax services and corporate compliance services performed for us

         The Audit Committee has considered whether the provision of the services covered under the captions "Financial Information Systems Design and Implementation Fees" and "All Other Fees," above, is compatible with maintaining the principal accountant's independence.

Vote Required and Recommendation

         The ratification of the selection of Spear Safer Harmon & Co., as our independent auditors for the fiscal year ended December 31, 2002, requires the affirmative vote of the holders of a majority of shares of the Company's common stock, present in person or by proxy. Abstentions from voting will have the same effect as voting against the proposal to approve the ratification of Spear Safer

Harmon & Co. Broker non-votes will have no impact on the proposal since they are not considered shares entitled to vote. The Board of Directors recommends shareholder to vote "for" the ratification of the selection of Spear Safer Harmon & Co., as our independent auditors for the fiscal year ended December 31, 2002.

                              STOCKHOLDER PROPOSALS

         Proposals of stockholders of the Company which are intended to be presented by such stockholders at the annual meeting of stockholders to be held in 2003 must be received by the Company no later than July 1, 2003, in order to have them included in the proxy statement and form of proxy relating to that meeting.

                                  OTHER MATTERS

         Management is not aware of any other matters to be presented for action at the Meeting. However, if any other matter is properly presented, it is the intention of the persons named in the enclosed form of proxy to vote in accordance with their best judgment on such matters.

                              ACCOMPANYING REPORTS

         The Company's Annual Report on Form 10-KSB (without exhibits), including audited consolidated financial statements as at and for the years ended December 31, 2001 and 2000, and the Company's Quarterly Report on Form 10-QSB, including unaudited consolidated financial statements as at and for the three and nine months ended September 30, 2002, accompany this proxy statement.

                    ASSOCIATED AUTOMOTIVE GROUP INCORPORATED

                         ANNUAL MEETING OF STOCKHOLDERS

                                DECEMBER 30, 2002

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                    ASSOCIATED AUTOMOTIVE GROUP INCORPORATED

         The undersigned hereby appoints Barry Tenzer proxy with power of substitution and hereby authorizes him to represent and to vote, as designated below, all of the shares of common stock of Associated Automotive Group Incorporated held of record by the undersigned on November 11, 2002 at the Annual Meeting of Stockholders to be held at 350 East Las Olas Blvd., Suite 1700, Fort Lauderdale, Florida 33301, on Monday, December 30, 2002 at 2:30 p.m., EST., and at all adjournments thereof, with all powers the undersigned would possess if personally present. In his or her discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting.

1.       Election of Directors

         Nominees:  Barry Tenzer, David Jacoby, Stephenson D. Noel and Michelle Mathis.

         [  ] FOR all nominees    [  ] WITHHOLD AUTHORITY     [  ] FOR all nominees,
                                                                   except as noted
                                                                   below:

                                                                   Nominee exception(s)

2. Proposal to amend the Company's articles of incorporation to change its corporate name to Motor Cars Auto Group Incorporated.

         [  ] FOR                 [  ] AGAINST                [  ] ABSTAIN

3.       Proposal to ratify the Company's appointment of Spear Safer Harmon &
         Co. as independent auditors of the Company for the fiscal year ending
         December 31, 2002.

         [  ] FOR                 [  ] AGAINST                [  ] ABSTAIN

         THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER
         DIRECTED BY THE UNDERSIGNEDSTOCKHOLDER. IF NO DIRECTION IS MADE, THIS
         PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2 AND 3.

         THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF 2002
         ANNUAL MEETING AND PROXY STATEMENT FURNISHED IN CONNECTION THEREWITH.

DATED:                                        _________________________________
                                              (Signature)

                                              _________________________________
                                              (Signature if jointly held)

                                              _________________________________
                                              (Printed name(s))

Please sign exactly as name appears herein. When shares are held by Joint Tenants, both should sign, and for signing as attorney, as executor, as administrator, trustee or guardian, please give full title as such. If held by a corporation, please sign in the full corporate name by the president or other authorized officer. If held by a partnership, please sign in the partnership name by an authorized person.

                  PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                      IN THE ENCLOSED ENVELOPE. THANK YOU.